As filed with the Securities and Exchange Commission on March 17, 2000

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X] Filed by a party other than the Registrant [ ] Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MUNIYIELD FLORIDA INSURED FUND
MUNIYIELD PENNSYLVANIA INSURED FUND
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND, INC.
P.O. BOX 9011
Princeton, New Jersey 08543-9011
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

MUNIYIELD FLORIDA INSURED FUND MUNIYIELD PENNSYLVANIA INSURED FUND MUNIYIELD NEW JERSEY INSURED FUND, INC. MUNIYIELD MICHIGAN INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

April 27, 2000

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the “Meeting”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 27, 2000 at the time specified in Exhibit A hereto for the following purposes:

(1)	To elect members of the Board of Directors/Trustees of each Fund to serve for the ensuing year;
(2)	(a) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund (other than MuniYield Michigan Insured Fund, Inc.) for its current fiscal year;

(b) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors for MuniYield Michigan Insured Fund, Inc. for its current fiscal year; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors/Trustees (each, a “Board”) of each Fund has fixed the close of business on February 23, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 13, 2000, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of the respective Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation at 1-800-645-4519.

By Order of the Boards of Directors/Trustees

Alice A. Pellegrino
Secretary of the Funds
Plainsboro, New Jersey Dated: March 17, 2000

COMBINED PROXY STATEMENT

MUNIYIELD FLORIDA INSURED FUND MUNIYIELD PENNSYLVANIA INSURED FUND MUNIYIELD NEW JERSEY INSURED FUND, INC. MUNIYIELD MICHIGAN INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2000 ANNUAL MEETING OF STOCKHOLDERS

April 27, 2000

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors or Trustees of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2000 Annual Meeting of Stockholders of each Fund (the “Meeting”), to be held at the offices of Merrill Lynch Asset Management, L.P. (“MLAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 27, 2000 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is March 22, 2000.

Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation throughout the proxy statement, shares of common stock or common shares of beneficial interest of a Fund are referred to as “Shares,” the outstanding Shares together with the outstanding auction market preferred stock or auction market preferred shares (“AMPS”) of a Fund are referred to collectively as the “Capital Stock,” holders of Shares or AMPS are referred to as “Stockholders,” the Board of Directors or Trustees of each of the Funds is referred to as the “Board,” the directors or trustees of each Fund are referred to as “Board members,” the investment adviser of each Fund is referred to as the “Investment Adviser” or “FAM” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as its “charter.” Unless otherwise indicated, MLAM and Fund Asset Management L.P. (“FAM”) are together referred to as “MLAM.”

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board members and for the ratification of the selection of independent auditors to serve for the applicable Fund’s current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of each Fund has fixed the close of business on February 23, 2000 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of shares of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

The Board of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF BOARD MEMBERS

At the Meetings, the Board members of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated below and in Exhibit A as Board members to be elected by holders of AMPS; and

(2) All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the six (6) persons designated in Exhibit A as Board members to be elected by holders of Shares and AMPS.

The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

TO BE ELECTED BY HOLDERS OF AMPS OF EACH OF THE FUNDS, VOTING SEPARATELY AS A CLASS

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)

M. Colyer Crum(1)(2) 104 Westcliff Road Weston, Massachusetts 02193	67

Currently James R. Williston Professor of Investment
     Management Emeritus, Harvard Business School; James R.
     Williston, Professor of Investment Management, Harvard
     Business School, from 1971 to 1996; Director of
     Cambridge Bancorp.

Laurie Simon Hodrick(l)(2)** 809 Uris Hall 3022 Broadway New York, New York 10027	37

Professor of Finance and Economics, Graduate School of
     Business, Columbia University since 1998; Associate
     Professor of Finance and Economics, Graduate School of
     Business, Columbia University from 1996 to 1998;
     Associate Professor of Finance, J.L. Kellogg Graduate
     School of Management, Northwestern University from
     1992 to 1996.

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TO BE ELECTED BY HOLDERS OF SHARES AND AMPS OF EACH OF THE FUNDS, VOTING SEPARATELY AS A SINGLE CLASS

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)

Terry K. Glenn(l)* P.O. Box 9011 Princeton, New Jersey 08543-9011	59

Executive Vice President of MLAM and FAM since 1983;
     Executive Vice President and Director of Princeton
     Services, Inc. (“Princeton Services”) since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986
     and Director thereof since 1991; President of Princeton
     Administrators, L.P. since 1988.

Jack B. Sunderland(l)(2) P. O. Box 7 West Cornwall, Connecticut 06796	71	President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

Stephen B. Swensrud(l)(2)*** 24 Federal Street Suite 400 Boston, Massachusetts 02110	66

Chairman of Fernwood Advisors (investment adviser)
     since 1996; Principal of Fernwood Associates (financial
     consultants) since 1975; Chairman of R.P.P. Corporation
     (Manufacturing) since 1978; Director of International
     Mobile Communications, Inc. (Telecommunications)
     since 1998.

J. Thomas Touchton(l)(2) Suite 3405 One Tampa City Center 201 North Franklin Street Tampa, Florida 33602	61

Managing Partner of The Witt-Touchton Company and its
     predecessor, The Witt Co. (a private investment partnership)
     since 1972; Trustee Emeritus of Washington and Lee
     University; Director of TECO Energy, Inc. (an electric utility holding company).

Fred G. Weiss(l)(2) 16450 Maddalena Place Delray Beach, Florida 33446	58

Director of Watson Pharmaceutical, Inc. since 2000; Director of Parkinsons Advocacy Network since 1999; Managing
     Director of FGW Associates since 1997; Vice President,
     Planning, Investment and Development of Warner Lambert
     Co. from 1979 to 1997.

Arthur Zeikel(1)* 300 Woodland Avenue Westfield, New Jersey 07090	67

Chairman of FAM and of MLAM (which terms as used herein
     include their corporate predecessors) from 1997 to 1999;
     President of FAM and MLAM from 1977 to 1997; Chairman
     of Princeton Services from 1997 to 1999, Director thereof from
     1993 to 1999 and President thereof from 1993 to 1997;
     Executive Vice President of Merrill Lynch & Co., Inc. (“ML
     & Co.”) from 1990 to 1997.

(1)	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See “Compensation of Board Members” in Exhibit A.
(2)	Member of the Audit and Nominating Committee of each Board.
*	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of each of the Funds.
**	On November 4, 1999 the Board of each Fund appointed Dr. Hodrick as a Board member of each of the Funds.
***	On March 1, 2000 the Board of each Fund appointed Mr. Swensrud as a Board member of each of the Funds.

3

Committee and Board Meetings. The Board of each Fund has a standing Audit and Nominating Committee (the “Committee”), which consists of Board members who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Board members. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

During each Fund’s last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s Investment Adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that Alice A. Pellegrino inadvertently made a late Form 3 filing reporting her election as Secretary of each of the Funds, which report indicated that she owned no shares of any of the Funds.

Interested Persons. Each Fund considers Messrs. Zeikel and Glenn to be “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of each Fund.

Compensation of Board Members. FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and all Board members of the Fund who are affiliated with ML& Co. or its subsidiaries. Each Fund pays each Board member not affiliated with FAM (each a “non-affiliated Board member”) an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Committee, which consists of all of the non-affiliated Board members, an annual fee plus a fee for each meeting attended, together with such non-affiliated Board member’s out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Directors for each Fund’s most recently completed fiscal year is set forth in Exhibit A.

Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

4

Stock Ownership. As of the Record Date, none of the nominees was the beneficial owner of Capital Stock of the Funds except as set forth in the table below:

Nominee	Fund and Class of Capital Stock	No. of Shares Held*

Terry K. Glenn	MuniYield Pennsylvania Insured Fund — Common Shares	76,174
J. Thomas Touchton**	MuniYield Florida Insured Fund — Common Shares	40,000

*	Rounded to the nearest share.
**	Mr. Touchton’s shares are held in the name of The Witt-Touchton Company, an investment Partnership, of which Mr. Touchton is Managing Partner.

At the Record Date, the Board members and officers of each Fund as a group owned an aggregate of less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Board member of each Fund, Mr. Glenn, an officer and a Board member of each Fund and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ITEM 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of each Fund (other than MuniYield Michigan Insured Fund, Inc.), including a majority of the Board members who are not interested persons of the Fund, has selected the firm of Deloitte & Touche llp (“D&T”), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Board of MuniYield Michigan Insured Fund, Inc., including a majority of the Board members who are not interested persons of MuniYield Michigan Insured Fund, Inc., have selected Ernst& Young llp (“E&Y”), independent auditors, to examine the financial statements of MuniYield Michigan Insured Fund, Inc. for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the Stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

D&T acts as independent auditor for each of the Funds, except MuniYield Michigan Insured Fund, Inc., for which E&Yacts as independent auditor. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies advised by FAM or MLAM. E&Y also acts as independent auditors for other investment companies advised by FAM or MLAM. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each applicable Fund. The Board of each Fund considered the fact that (i) D&T has been retained as the independent auditors for ML & Co. and the other entities described above and (ii) E&Y has been retained as the independent auditors for other investment companies advised by FAM or MLAM, in its evaluation of the independence of the independent auditors with respect to the Fund.

Representatives of D&T and E&Y are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

5

In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to each Fund of approximately $3,500 plus out-of-pocket expenses.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Board member nominees and “FOR” the ratification of the independent auditors.

With respect to Item 1. “Election of Board Members,” holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of Capital Stock, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (A) with respect to Maryland corporations, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Board members will require a plurality of all votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; (B) with respect to Massachusetts business trusts, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the AMPS present at the Meeting in person or by proxy and (ii) election of the remaining Board members will require the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy, voting together as a single class. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of votes cast.

With respect to Item 2. “Ratification of Selection of Independent Auditors,” assuming a quorum is present, (A) with respect to Maryland corporations, approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; and (B) with respect to Massachusetts business trusts, approval will require the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy, voting together as a single class.

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of Stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name

6

for which no instructions are received, except as limited by agreement or applicable law, in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2 in the case of Maryland corporations; however, abstentions and broker non-votes will have the same effect as a vote against Item 1 and Item 2 in the case of Massachusetts business trusts.

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any Stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, or to 1-800-456-4587 ext. 123.

Stockholder Proposals

If a Stockholder of a Fund intends to present a proposal at the 2001 Annual Meeting of Stockholders of a Fund, which is anticipated to be held in April 2001, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices of the Fund by November 18, 2000.

By Order of the Board of Directors/Trustees ALICE A. PELLEGRINO Secretary of the Funds

Dated: March 17, 2000

7

EXHIBIT A

INFORMATION PERTAINING TO EACH FUND

• General Information Pertaining to the Funds

Fund	Defined Term Used in Exhibit A	Fiscal Year End	State of Organization	Meeting Time

MuniYield Florida Insured Fund	MY FL Ins. Fund	10/31	MA	9:00 a.m.
MuniYield Pennsylvania Insured Fund	MY PA Ins. Fund	10/31	MA	9:20 a.m.
MuniYield New Jersey Insured Fund, Inc.	MY NJ Ins. Fund	10/31	MD	9:40 a.m.
MuniYield Michigan Insured Fund, Inc.	MY MI Ins. Fund	10/31	MD	10:00 a.m.

	Shares of Capital Stock Outstanding as of the Record Date

Fund	Shares	AMPS

MY FL Ins. Fund	8,437,358	2,400
MY PA Ins. Fund	11,434,069	3,520
MY NJ Ins. Fund	8,586,560	2,240
MY MI Ins. Fund	7,431,634	2,000

• Information Pertaining to Officers and Board Members

	Year in Which Each Nominee Became a Member of the Board

Fund	Crum	Hodrick	Glenn	Sunderland	Swensrud	Touchton	Weiss	Zeikel

MY FL Ins. Fund	1992	1999	1999	1992	2000	1992	1998	1992
MY PA Ins. Fund	1992	1999	1999	1992	2000	1992	1998	1992
MY NJ Ins. Fund	1992	1999	1999	1992	2000	1992	1998	1992
MY MI Ins. Fund	1992	1999	1999	1992	2000	1992	1998	1992

A-1

Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund’s most recently completed fiscal year.

	Board			Audit Committee

Fund	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	Aggregate Fees and Expenses($)

MY FL Ins. Fund	6	2,500	250	4	500	125	27,479
MY PA Ins. Fund	6	2,500	250	4	500	125	28,654
MY NJ Ins. Fund	6	2,500	250	4	500	125	27,417
MY MI Ins. Fund	6	2,500	250	4	500	125	28,629

*	Includes meetings held via teleconferencing equipment.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.

	Compensation From Fund ($)†

Fund	Crum	Hodrick(1)	Sunderland	Swensrud(2)	Touchton	Weiss

MY FL Ins. Fund	4,500	0	4,500	0	4,500	4,500
MY PA Ins. Fund	4,750	0	4,750	0	4,500	4,750
MY NJ Ins. Fund	4,500	0	4,500	0	4,500	4,500
MY MI Ins. Fund	4,750	0	4,750	0	4,500	4,750

†	No pension or retirement benefits are accrued as part of Fund expenses.
(1)	Dr. Hodrick did not join the Boards until November 4, 1999 and received no compensation in the Fund’s most recently completed fiscal year.
(2)	Mr. Swensrud did not join the Boards until March 1, 2000 and received no compensation in the Fund’s most recently completed fiscal year.

Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM (“FAM/MLAM Advised Funds”), to the non-affiliated Board members for the year ended December 31, 1999.

Name of Board Member	Aggregate Compensation From Fund and Other FAM/MLAM Advised Funds Paid to Board Members ($)(1)

M. Colyer Crum	122,975
Laurie Simon Hodrick (2)	53,000
Jack B. Sunderland	143,975
Stephen B. Swensrud (3)	232,250
J. Thomas Touchton	142,725
Fred G. Weiss	122,975

(1)	The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Crum (15 registered investment companies consisting of 15 portfolios); Dr. Hodrick (15 registered investment companies consisting of 15 portfolios); Mr. Sunderland (19 registered investment companies consisting of 34 portfolios); Mr. Swensrud ( 25 registered investment companies consisting of 61 portfolios); Mr. Touchton (19 registered investment companies consisting of 34 portfolios); and Mr. Weiss (15 registered investment companies consisting of 15 portfolios).
(2)	Dr. Hodrick was appointed a Board member of each of the Funds and certain other MLAM/FAM Advised Funds on November 4, 1999.
(3)	Mr. Swensrud was appointed a Board member of each of the Funds and certain other MLAM/FAM Advised Funds on March 1, 2000.

A-2

Set forth in the table below is information about the officers of each of the Funds.
	Officer Since

Name and Biography	Age	Office	MY FL Ins. Fund		MY PA Ins. Fund		MY NJ Ins. Fund		MY MI Ins. Fund

Terry K. Glenn Vice President of FAM and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	59	President	1992	*	1992	*	1992	*	1992	*
Vincent R. Giordano Senior Vice President of FAM and MLAM since 1984; Portfolio Manager of FAM and MLAM since 1977; Senior Vice President of Princeton Services since 1993.	55	Senior Vice President	1992		1992		1992		1992
Kenneth A. Jacob First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of FAM since 1984.	49	Vice President	1992		1992		1992		1992
Donald C. Burke Senior Vice President and Treasurer of MLAM President and FAM since 1999; Senior Vice and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.	39	Treasurer Vice President	1999 1993		1999 1993		1999 1993		1999 1993
William R. Bock Vice President of MLAM since 1989.	64	Vice President	1998		1997		—		—
Theodore R. Jaeckel, Jr. Director (Municipal Tax-Exempt Fund Management) of MLAM since 1997; Vice President of MLAM from 1991 to 1997.	40	Vice President	—		—		1997		—
Fred K. Stuebe Vice President of MLAM since 1989.	49	Vice President	—		—		—		1995
Alice A. Pellegrino Vice President of MLAM since 1999; Attorney associated with MLAM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	40	Secretary	1999		1999		1999		1999

*	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

A-3

COMMON SHARES

MUNIYIELD FLORIDA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Insured Fund (the “Fund”) held of record by the undersigned on February 23, 2000 at the Annual Meeting of Shareholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Jack B. Sunderland, Stephen B. Swensrud, J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                 , 2000

X
                     Signature

X
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED SHARES

MUNIYIELD FLORIDA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Insured Fund (the “Fund”) held of record by the undersigned on February 23, 2000 at the Annual Meeting of Shareholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
M. Colyer Crum, Terry K. Glenn, Laurie Simon Hodrick, Jack B. Sunderland, Stephen B. Swensrud,
J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares, in the same proportion as votes cast by holders of Auction Market Preferred Shares, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                 , 2000

X
                     Signature

X
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON SHARES

MUNIYIELD PENNSYLVANIA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Pennsylvania Insured Fund (the “Fund”) held of record by the undersigned on February 23, 2000 at the Annual Meeting of Shareholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Jack B. Sunderland, Stephen B. Swensrud, J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                 , 2000

X
                     Signature

X
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED SHARES

MUNIYIELD PENNSYLVANIA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Pennsylvania Insured Fund (the “Fund”) held of record by the undersigned on February 23, 2000 at the Annual Meeting of Shareholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
M. Colyer Crum, Terry K. Glenn, Laurie Simon Hodrick, Jack B. Sunderland, Stephen B. Swensrud,
J. Thomas Touchton, Fred G. Weiss, and Arthur Zeikel

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares, in the same proportion as votes cast by holders of Auction Market Preferred Shares, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                 , 2000

X
                     Signature

X
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD NEW JERSEY INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 23, 2000 at the Annual Meeting of Stockholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Jack B. Sunderland, Stephen B. Swensrud, J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                 , 2000

X
                     Signature

X
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIYIELD NEW JERSEY INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 23, 2000 at the Annual Meeting of Stockholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
M. Colyer Crum, Terry K. Glenn, Laurie Simon Hodrick, Jack B. Sunderland, Stephen B. Swensrud,
J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Shares of Auction Market Preferred Stock, in the same proportion as votes cast by holders of shares of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                 , 2000

X
                     Signature

X
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD MICHIGAN INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Michigan Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 23, 2000 at the Annual Meeting of Stockholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Jack B. Sunderland, Stephen B. Swensrud, J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel

2.	Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                 , 2000

X
                     Signature

X
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIYIELD MICHIGAN INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Michigan Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 23, 2000 at the Annual Meeting of Stockholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
M. Colyer Crum, Terry K. Glenn, Laurie Simon Hodrick, Jack B. Sunderland, Stephen B. Swensrud,
J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel

2.	Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Shares of Auction Market Preferred Stock, in the same proportion as votes cast by holders of shares of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                                 , 2000

X
                     Signature

X
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.